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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               October 14, 1998



                            Duquesne Light Company
                            ----------------------
            (Exact name of registrant as specified in its charter)



       Pennsylvania                        1-956                25-0451600
       ------------                        -----                ----------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)



                               411 Seventh Avenue
                        Pittsburgh, Pennsylvania  15219
                        -------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (412) 393-6000



                                      N/A
         (Former name or former address, if changed since last report.)
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Items 1-4.  Not applicable.


Item 5.  Other Events.

     Incorporated herein by reference as Exhibit 99.1 is a press release issued by Duquesne Light Company. Incorporated herein by reference as Exhibit 99.2 is the letter agreement between Duquesne Light Company and FirstEnergy Corp. discussed in the press release.


Item 6.  Not applicable.


Item 7.  Exhibits.

         99.1  Duquesne Light Company press release

         99.2 Letter agreement dated October 14, 1998, between Duquesne Light Company and FirstEnergy Corp. (The exhibits to this document are not filed herewith. Registrant agrees to furnish supplementally a copy of such exhibits to the Securities and Exchange Commission upon request.)

Items 8-9.  Not applicable





                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Duquesne Light Company
                                             ----------------------
                                                  (Registrant)



Date      October 15, 1998                      /s/Morgan K. O'Brien
        --------------------                  ------------------------
                                                     (Signature)
                                                  Morgan K. O'Brien
                                            Vice President and Controller